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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) November 25, 2003


                              ACE SECURITIES CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                   333-110039-01             56-2088493
------------------------------        -------------         -------------------
 (STATE OR OTHER JURISDICTION          (COMMISSION           (I.R.S. EMPLOYER
      OF INCORPORATION)                FILE NUMBER)         IDENTIFICATION NO.)

6525 Morrison Blvd.,
Suite 318
Charlotte, North
Carolina                                                      28211
-------------------------                               -------------------
    (ADDRESS OF PRINCIPAL                                  (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (704) 365-0569.



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Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of November 1, 2003 among ACE Securities Corp., as Depositor, Ocwen Federal Bank, FSB, as a Servicer, Wilshire Credit Corporation, as a Servicer, Wells Fargo Bank Minnesota, National Association, as Master Servicer and as Securities Administrator, and JPMorgan Chase Bank, as Trustee.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 10, 2003

                                     ACE SECURITIES CORP.


                                     By: /s/ Douglas K. Johnson
                                        -----------------------------------
                                     Name:   Douglas K. Johnson
                                     Title:  President

                                     By: /s/ Evelyn Echevarria
                                        -----------------------------------
                                     Name:   Evelyn Echevarria
                                     Title:  Vice President




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                                  EXHIBIT INDEX



            Item 601 (a) of Sequentially
Exhibit     Regulation S-K                Numbered
Number      Exhibit No.                   Description                Page
------      -----------                   -----------                ----
1               4                         Pooling and Servicing      5
                                          Agreement



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                                    EXHIBIT 1